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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  June 10, 2002



                           SPARTA SURGICAL CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                    1-11047                    22-2870438
  (State or other juris-           (Commission             (I.R.S. Employer ID
 diction of incorporation)         File Number)                   Number)




                  849 E Stanley Blvd, #209 Livermore, CA. 94550
                    (Address of principal executive offices)



        Registrant's telephone number, including area code (925) 373-0374 not applicable
          (Former name or former address, if changed since last report)


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The Company announced that it has appointed on an interim basis,  Allan J. Korn, as its President, in addition to his present positions of Secretary and Director, effective June 10, 2002.









                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



SPARTA SURGICAL CORPORATION



/s/ Allan J. Korn                                   Date:  6/10/02
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Allan J. Korn, Secretary and Director


                                                    Date: ___________
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Michael Y. Granger, Director


                                                    Date: ___________
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Joel Filig, Director